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                                                                  EXHIBIT 99.348
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                              CALPX/PEROT SYSTEMS
                                POTENTIAL JOINT
                             BUSINESS OPPORTUNITIES

                                     SERVCO

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                                 JUNE 16, 1999
                                  PASADENA, CA

                           PEROT SYSTEMS CONFIDENTIAL

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                                   OBJECTIVE
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*        EXPLORE ESTABLISHMENT OF A SERVICE BUREAU THROUGH A PARTNERSHIP BETWEEN
         CALIFORNIA POWER EXCHANGE (CALPX), PEROT SYSTEMS CORPORATION (PSC) AND OTHER SUITABLE ENTITIES THAT CAPITALIZES ON BUSINESS KNOWLEDGE, TECHNOLOGY KNOWLEDGE, NAME RECOGNITION AND FINANCIAL RESOURCES OF ITS PARTNERS TO PROVIDE FULL SERVICE AND INTEGRATED TRADING, SETTLEMENTS
         AND INFORMATION CLEARINGHOUSE SERVICES TO ENERGY MARKETS WORLDWIDE.


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                             BUSINESS OPPORTUNITIES

X    ENERGY TRADING AND SCHEDULING SERVICES

X    SETTLEMENTS SERVICES

X    INFORMATION CLEARINGHOUSE SERVICES

X    MARKET DESIGN CONSULTING, SYSTEM DEVELOPMENT AND SYSTEM INTEGRATION
     SERVICES

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                     TRADING/SCHEDULING BROKERAGE SERVICES

X ENERGY, ANCILLARY SERVICES AND TRANSMISSION RIGHTS TRADING AND SCHEDULING SERVICES

X    TAGGING SERVICES

X    FUTURES AND FORWARDS PRODUCTS

X    TRADING ACROSS COMMODITIES

X    SINGLE INTERFACE FOR TRADING IN ALL MARKETS TO THE EXTENT PRACTICABLE

X    BROKERAGE SERVICES FOR THE NON-INITIATED


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                              SETTLEMENTS SERVICES

X    WHOLESALE AND RETAIL SETTLEMENTS SERVICES FOR ALL ENERGY COMMODITIES
     WORLDWIDE

X SPECIALIZED SETTLEMENTS SERVICES, E.G., PREDICTIVE SETTLEMENTS, CFD SETTLEMENTS SERVICES

X    INTEGRATED SETTLEMENTS REPORTING SERVICES

X    INTEGRATED BILLING SERVICES

X    "UNIVERSAL" INTERFACE TO OTHER BILLING AND BANKING SYSTEMS


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                       INFORMATION CLEARINGHOUSE SERVICES

X    TRADING AND SCHEDULING DATA MANAGEMENT, CONDITIONING AND DISTRIBUTION
     SERVICES

X    METER DATA MANAGEMENT, CONDITIONING AND DISTRIBUTION SERVICES

X    SETTLEMENTS AND BILLING DATA MANAGEMENT, CONDITIONING AND DISTRIBUTION
     SERVICES

X    CENTRAL DATA REPOSITORY

X    ELECTRONIC COMMERCE BASED WITH APPROPRIATE SEARCH ENGINES


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                        MARKET DESIGN CONSULTING, SYSTEM
                   DEVELOPMENT & SYSTEM INTEGRATION SERVICES

X    MARKET DESIGN CONSULTING SERVICES

X    SYSTEM DEVELOPMENT SERVICES

X    SYSTEM INTEGRATION SERVICES


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                            BUSINESS CHARACTERISTICS
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*        Low barrier to entry: allowing all wholesale and large retail energy customers to participate - both on the sell and buy sides

* Readily expandable to new markets as they evolve: horizontally (across regions/countries) and vertically (across markets and commodities)

* Readily set up optional exchanges even where new markets are not available

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                                   NEXT STEPS
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*        Identify major challenges for each opportunity

*        Develop commercial relationships

*        Develop time line and the logistics

*        Agree on "Go To Market" approach and plan


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                                MAJOR CHALLENGES
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*        Regulatory - how do we overcome regulatory challenges?

*        Financing - how will we finance the venture?

* Staffing - where do we find all the qualified folks - specially for brokerage services?

*        Conflicts - what are the conflicts?

* Technology - can we transfer technologies from regulated to non-regulated side? What other technologies do we need to develop?

* Competition - what are our differentiators? do we need to partner with competitors?


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